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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                                 Form 8-K/A
                               Current Report

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report:  February 18, 1998

                        AT&T CAPITAL CORPORATION

A Delaware                 Commission File             I.R.S. Employer
Corporation                  No. 1-11237               No. 22-3211453

              44 Whippany Road, Morristown, New Jersey 07962-1983

                        Telephone Number (973) 397-3000

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                                                    Form 8-K/A February 18, 1998

Item 7 (c) of Current Report on Form 8-K of AT&T Capital Corporation dated February 9, 1998 is hereby amended to read in full as follows (and, in connection therewith, to reflect all the conformed signatures in Exhibit 10(a) entitled "Support Agreement dated February 9, 1998 between Newcourt Credit Group Inc. and AT&T Capital Corporation", to add Exhibit 23(a) entitled "Consent of Independent Auditors - Ernst & Young" and to add Exhibit 23(b) "Consent of Independent Auditors - Coopers & Lybrand L.L.P.", to amend Exhibit 99(a) entitled "Listing of Certain Debt Securities of Newcourt Credit Group Inc. as of December 31, 1997", to amend Exhibit 99(d) entitled "The audited consolidated financial statements of Newcourt Credit Group Inc. as of, and for the years ended, December 31, 1997 and 1996", and to add Exhibit 99(e) entitled "Letter from Independent Public Accountants - Arthur Andersen LLP", filed herewith):

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

               10(a) Support Agreement dated February 9,1998 between Newcourt
                       Credit Group Inc. and AT&T Capital Corporation.

               23(a) Consent of Independent Auditors - Ernst & Young.

               23(b) Consent of Independent Auditors - Coopers & Lybrand L.L.P.

               99(a) Listing of Certain Debt Securities of Newcourt Credit
                       Group Inc. as of December 31, 1997.

               99(b) Press Release issued by Newcourt Credit Group Inc. on
                       February 4, 1998.*

               99(c) Prospectus dated November 24, 1997 of Newcourt Credit Group
                       Inc. relating to Cdn. $460,000,000 Fully Paid Subscription Rights, each representing the right to receive one Common Share of Newcourt Credit Group Inc.*

               99(d) The audited consolidated financial statements of Newcourt
                       Credit Group Inc. as of, and for the years ended, December 31, 1997 and 1996.

               99(e) Letter from Independent Public Accountants - Arthur
                       Andersen LLP.




          * Previously filed as an Exhibit to Current Report on Form 8-K of AT&T Capital Corporation dated February 9, 1998 amended hereby.

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                                              Form 8-K/A February 18, 1998

                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AT&T CAPITAL CORPORATION



                                           /s/ Glenn A. Votek
                                           _______________________________
                                       By: Glenn A. Votek
                                           Vice President and
                                           Treasurer

March 4, 1998

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                                              Form 8-K/A February 18, 1998

                                            EXHIBIT INDEX

        Exhibit

               10(a) Support Agreement dated February 9, 1998 between Newcourt
                       Credit Group Inc. and AT&T Capital Corporation.

               23(a) Consent of Independent Auditors - Ernst & Young.

               23(b) Consent of Independent Auditors - Coopers & Lybrand L.L.P.

               99(a) Listing of Certain Debt Securities of Newcourt Credit
                       Group Inc. as of December 31, 1997.

               99(b) Press Release issued by Newcourt Credit Group Inc. on
                       February 4, 1998.*

               99(c) Prospectus dated November 24, 1997 of Newcourt Credit
                       Group Inc. relating to Cdn. $460,000,000 Fully Paid Subscription Rights, each representing the right to receive one Common Share of Newcourt Credit Group Inc.*

               99(d) The audited consolidated financial statements of Newcourt
                       Credit Group Inc. as of, and for the years ended, December 31, 1997 and 1996.

               99(e) Letter from Independent Public Accountants - Arthur
                       Andersen LLP.





          * Previously filed as an Exhibit to Current Report on Form 8-K of AT&T Capital Corporation dated February 9, 1998 amended hereby.

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